UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 3, 2019 (August 30, 2019)

 BLACKROCK CAPITAL INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

40 East 52nd Street
New York, NY 10022
(Address of principal executive offices)

(212) 810-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BKCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

ITEM 1.01.	Entry into a Material Definitive Agreement

On August 30, 2019, BlackRock Capital Investment Corporation (NASDAQ: BKCC) (the “Company”) entered into a Fourth Amendment to the Second Amended and Restated Senior Secured Revolving Credit Agreement (the “Revolving Credit Facility”). This most recent amendment (i) permanently reduces the aggregate amount of the multicurrency commitments under the Revolving Credit Facility from $400,000,000 to $340,000,000, and (ii) reduces the minimum amount of shareholders’ equity required under the Revolving Credit Facility from $450,000,000 plus 25% of the net proceeds of the sale of equity interests to $375,000,000 plus 25% of the net proceeds of the sale of equity interests by the Company and its subsidiaries.

Usage of the Revolving Credit Facility continues to be subject to a borrowing base, and the Revolving Credit Facility continues to be secured by substantially all of the assets of the Company and its consolidated subsidiaries.

In addition, the facility continues to contain customary representations, covenants (including restrictions on the incurrence of additional indebtedness, liens and dividends, and a requirement to maintain a certain minimum ratio of total assets, less all liabilities other than indebtedness, to indebtedness) and events of default.

The description above is only a summary of the material provisions of the Fourth Amendment to the Revolving Credit Facility and does not purport to be complete and is qualified in its entirety by reference to the provisions in such amendment, a copy of which is attached hereto as Exhibit 10.1.

ITEM 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

10.1
Fourth Amendment to the Second Amended and Restated Senior Secured Revolving Credit Agreement among BlackRock Capital Investment Corporation, the subsidiary guarantors party thereto, the lenders party thereto and Citibank, N.A. as Administrative Agent

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK CAPITAL INVESTMENT CORPORATION

Date: September 3, 2019	By:	/s/ Michael Pungello
		Name:	Michael Pungello
		Title:	Interim Chief Financial Officer and Interim Treasurer